                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                            The Securities Act 1934


Date of Report (Date of earliest event reported)        September 2, 1997
                                                        ---------------------



                                Respironics, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)


        Delaware                        000-16723              25-1304989
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State or other jurisdiction            Commission             IRS Employer
of incorporation                       File Number            identification
                                                              Employees


1501 Ardmore Boulevard, Pittsburgh PA                 15221-4401
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(Address of principal executive officers)                (Zip)


Registrant's telephone number, including area code    (412) 731-2100
                                                      --------------


- -----------------------------------------------------------------------------
         (Former name and former address, if changed since last report)
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Item 1.         Changes in Control of Registrant
                None


Item 2.         Acquisition or Disposition of Assets.
                None


Item 3.         Bankruptcy or Receivership.
                None


Item 4.         Changes in Registrant's Certifying Accountant.
                None


Item 5.         Other Events.

                On September 2, 1997, Dr. Bruce D. Ward was appointed to the new position of vice president, new product development process.


Item 6.         Resignation of Registrant's Directors.
                None


Item 7.         Financial Statements and Exhibits.
                None.
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Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Respironics, Inc.
                                     ------------------------------
                                             (Registrant)


September 4, 1997                          /s/ Dorita A. Pishko
- -----------------                    ------------------------------
    (Date)                                    (Signature)


                                             Dorita A. Pishko
                                           Corporate Secretary